SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2004

Commission File Number 1-09623

IVAX CORPORATION

Florida	16-1003559
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

4400 Biscayne Boulevard, Miami, Florida	33137
(Address of principal executive offices)	(Zip Code)

(305) 575-6000

(Registrant’s telephone number, including area code)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 13e-4(c))

Item 8.01	Other Events.

On August 24, 2004, IVAX Corporation (“IVAX”) completed a five-for-four stock split. In connection with its proposed exchange offer for shares of Kutnowskie Zakłady Farmaceutyczne “POLFA” S.A., IVAX adjusted the share and per-share information in its periodic reports for 2003 and for the first and second quarters of 2004 to reflect the stock split. Such split adjusted reports were included in IVAX’ Share Issue Prospectus relating to the exchange offer, which was approved by the Polish Securities and Exchange Commission on October 22, 2004, and are attached hereto as exhibits.

Item 9.01	Financial Statements and Exhibits.

99.1	Form 10-K for the fiscal year ended December 31, 2003, including adjustments to reflect the five-for-four stock split effected August 24, 2004.

99.2	Form 10-Q for the quarterly period ended March 31, 2004, including adjustments to reflect the five-for-four stock split effected August 24, 2004.

99.3	Form 10-Q for the quarterly period ended June 30, 2004, including adjustments to reflect the five-for-four stock split effected August 24, 2004.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IVAX Corporation

Date: November 5, 2004	By:	/s/ THOMAS MCCLARY
Thomas McClary Vice President-International Finance Chief Accounting Officer

Exhibit Index

Exhibit

99.1	Form 10-K for the fiscal year ended December 31, 2003, including adjustments to reflect the five-for-four stock split effected August 24, 2004.

99.2	Form 10-Q for the quarterly period ended March 31, 2004, including adjustments to reflect the five-for-four stock split effected August 24, 2004.

99.3	Form 10-Q for the quarterly period ended June 30, 2004, including adjustments to reflect the five-for-four stock split effected August 24, 2004.